UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2013 (February 15, 2013)

ICON ECI Fund Fifteen, L.P.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-54604	27-3525849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor
New York, New York 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 15, 2013, ICON ECI Fund Fifteen, L.P. (“Fund Fifteen”), through a joint venture owned 58% by Fund Fifteen, 38% by ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. and 4% by ICON ECI Partners, L.P., entities also managed by ICON Capital, LLC, Fund Fifteen’s investment manager, acquired title to certain oil well fracking, cleaning and servicing equipment, including heavy duty trucks, blending, pumping and conveyor trailers and hydraulic pumps, for the aggregate purchase price of $11,803,984.50.  Simultaneously with the purchase of the equipment, the equipment was leased to Go Frac, LLC for a period of 45 months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON ECI Fund Fifteen, L.P.
By: ICON GP 15, LLC, its General Partner

Dated: February 20, 2013	By: /s/ Mark Gatto
Mark Gatto
Co-President and Co-Chief Executive Officer